SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 14, 1995.


                 GRAHAM-FIELD HEALTH PRODUCTS, INC.
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(Exact name of registrant as specified in its charter)


        Delaware                0-10881 NY     11-2578230
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(State or other jurisdiction   (Commission    (IRS Employer
of incorporation)              File Number)   Identification No.)


400 Rabro Drive East, Hauppauge, New York                 11788
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (516) 582-5900
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(Former name or former address, if changed since last report.)





























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Item 5.  Other Events.

          The Registrant is hereby including as an exhibit to this Report on Form 8-K the By-Laws of the Registrant, as amended as of March 27, 1992.
























































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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRAHAM-FIELD HEALTH PRODUCTS, INC.
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                                             (Registrant)


Date:  July 14, 1995            By: /s/ Irwin Selinger
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                                    Irwin Selinger
                                    Chairman of the Board and
                                    Chief Executive Officer